SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         -------------------------------


                           Date of Report: May 1, 2001


                             THE QUAKER OATS COMPANY
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            (Exact name of registrant as specified in its charter)

New Jersey                                      1-12           36-1655315
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification
                                                                 Number)



Quaker Tower P.O. Box 049001 Chicago, Illinois                60604-9001
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:          (312) 222-7111
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Item 5.           Other Events.
                  ------------

      On May 1, 2001, The Quaker Oats Company ("Quaker") issued a press release announcing that its shareholders had approved the proposed merger between Quaker and PepsiCo, Inc. at a Special Meeting of Shareholders held that morning. The text of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c)   Exhibits

      (99.1)      Press Release,  dated May 1, 2001, issued by The Quaker Oats
      Company.




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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       THE QUAKER OATS COMPANY



                                       By:   /s/ William G. Barker
                                           -----------------------------------
                                          Name:    William G. Barker
                                          Title:   Vice President and
                                                   Corporate Controller

Date:    May 1, 2001

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                                  EXHIBIT INDEX

Exhibit No.               Description

99.1                       Press  Release,  dated  May 1,  2001,  issued by The
                           Quaker Oats Company.